Quarterly Results of Operations	12 Months Ended
Dec. 31, 2014
Quarterly Financial Information Disclosure [Abstract]
Quarterly Results of Operations

Note 19 Quarterly Results of Operations (in thousands, unaudited)

	Quarter Ended
2013	March 31	June 30	September 30	December 31
Revenue	$655,127	$653,803	$651,844	$642,848
Income from operations	311,914	251,181	315,948	333,394
Net income (loss)	(6,916)	(407,266)	88,574	73,615
Net income (loss) attributable to Intelsat S.A.	(7,804)	(408,305)	87,798	72,631
Net income (loss) attributable to common shareholders	(7,804)	(418,501)	87,798	72,631
Net income (loss) per share attributable to Intelsat S.A.:
Basic	$(0.09)	$(4.19)	$0.83	$0.69
Diluted	(0.09)	(4.19)	0.75	0.62

	Quarter Ended
2014	March 31	June 30	September 30	December 31
Revenue	$628,890	$615,749	$608,625	$619,122
Income from operations	328,700	315,060	310,811	292,707
Net income	82,896	67,771	68,620	17,220
Net income attributable to Intelsat S.A.	81,946	66,768	67,624	16,194
Net income attributable to common shareholders	81,946	56,851	67,624	16,194
Net income per share attributable to Intelsat S.A.:
Basic	$0.77	$0.53	$0.63	$0.15
Diluted	0.70	0.53	0.58	0.14

Our quarterly revenue and operating income are generally not impacted by seasonality as customer contracts for satellite utilization are generally long-term.

The quarter ended June 30, 2013 included a $366.8 million loss on early extinguishment of debt related to the repayment of debt in connection with the 2013 Intelsat Luxembourg Notes Offerings and Redemptions, the 2013 Intelsat Investments Notes Redemption, the 2013 Intelsat Jackson New Senior Unsecured Credit Facility Prepayment and the 2013 Intelsat Jackson Notes Offerings, Credit Facility Prepayments and Redemptions. The quarter ended June 30, 2013 also included expenses in connection with the IPO, including a $39.1 million payment associated with the termination of the 2008 MFA, a write-off of $17.2 million in prepaid fees for the balance of 2013 related to the 2008 MFA and a pre-tax charge of $21.3 million associated with the IPO-Related Compensation Charges.

The quarter ended March 31, 2014 included a $14.0 million decline in revenue compared to the quarter ended December 31, 2013 as well as a decrease in direct costs of sales, an increase in litigation-related expenses and a decrease in bad debt expenses. The quarters ended June 30, 2014 and September 30, 2014 had continued declines in revenues. The quarter ended December 31, 2014 included a $40.4 million loss on early extinguishment of debt related to the redemption of debt in connection with the 2014 Intelsat Jackson Notes Redemption and $5.0 million payment for development costs.